UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2006

Symbol Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Symbol Plaza, Holtsville, New York		11742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(631) 738-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 16, 2006, George Samenuk resigned from the Board of Directors ("Board") of Symbol Technologies, Inc., effective immediately.

Additionally, on October 16, 2006, the Board appointed J. Michael Lawrie, a current member of the Board, to the Audit Committee of the Board, to replace Mr. Samenuk. As a consequence, Mr. Lawrie serves as a member of both the Compensation Committee and the Audit Committee of the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbol Technologies, Inc.

October 18, 2006	By:	/s/ Michael C. Miller

Name: Michael C. Miller
Title: Acting Secretary